Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2023
Discontinued operations
Schedule Of Continuing And Discontinued Operations in the consolidated statements of comprehensive income and consolidated statements of cash flows

in EUR k	2023	2022	2021
Results of discontinued operations
Revenue	-	19,455	146,334
Cost of sales	-	15,120	131,713
Gross profit	-	4,335	14,621
General administrative expenses	-	503	3,259
Selling expenses	-	7	534
Other operating income	-	3,096	373
Other operating expenses	-
Operating income	-	6,921	11,201
Financial costs, net	-	46	49
Income before taxes	-	6,875	11,152
Income tax expense	-	13	46
Income for the period	-	6,862	11,106
Total comprehensive income, attributable to equity holders of the parent	-	6,862	11,106
Net income per share - Basic and diluted (in EUR)	-	0.26	0.49